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                                  UNITED STATES
                         SECURITIES EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                 April, 23, 2003

                             AUTO DATA NETWORK INC.

             (Exact name of registrant as specified in its charter)


     Delaware                              13-3944580
----------------------                 ------------------
State of Incorporation                 IRS Employer ID No.

The Forsythe Centre, Lamberts Road
Tunbridge Wells, Kent, UK
--------------------------------------       --------
Address of principal Executive Offices       Zip Code



                REGISTRANT'S TELEPHONE NUMBER 011 44 1892 511 566


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS


ACQUISITION OF MAM SOFTWARE LTD.
--------------------------------
On April 23rd, 2003 "Auto Data Network" or the "Company" completed the previously announced acquisition of MAM Software Limited.

The company has entered into an underwriting agreement for the sale of up to $5,000,000 of its securities. The shares are to be registered and sold at a price to be agreed with the underwriter when the registration statement is declared effective . This disclosure does not constitute an offer of any securities for sale.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

FINANCIAL STATEMENTS

(a) The Financial statement of the business acquired are to be filed by amendment within 60 days after April 23rd,2003.

(b) Proforma financial information to be filed by amendment within 60 days after April 23rd 2003.



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 23rd, 2003

AUTO DATA NETWORK, INC.



                                        /s/  Christopher  Glover
                                        -----------------------
                                        By:  Christopher  Glover
                                        President








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